THE UNION CENTRAL LIFE INSURANCE COMPANY
                                ("Union Central")
                                CARILLON ACCOUNT
                              ("Separate Account")
                                 Supplement to:
                   VA I, VA II, VA II SA, and Advantage VA III
                         Prospectuses Dated May 1, 2007
                        Supplement Dated October 1, 2007

Union Central is temporarily suspending 403(b) exchanges.

On July 26, 2007, the Internal Revenue Service ("IRS") published new regulations for tax sheltered annuity contracts under Internal Revenue Code Section 403(b). While most of these provisions will become effective January 1, 2009, the new regulations on tax-free exchanges of contracts became effective September 24, 2007.

The new 403(b) regulations allow for the exchange of annuity contracts if the plan sponsor (employer) and the contract provider (insurance company) agree to share certain information. This contrasts with prior rules, when a contract owner (employee) and the insurer(s) could complete an exchange without directly involving the plan sponsor.

Therefore, Union Central is temporarily suspending 403(b) exchanges (both incoming and outgoing) and 403(b) trustee-to-trustee transfers. We expect to resume permitted exchanges and transfers as soon as practical. Toward this goal, we are working with 403(b) plan sponsors to establish written agreements consistent with the new regulations, and we will rely upon guidelines the IRS issues to help assure that the steps we and your plan sponsors take will maintain the tax-deferred nature of your 403(b) contract.

If you must discontinue your 403(b) annuity while exchanges are suspended, you may submit paperwork to initiate a withdrawal or a rollover to an IRA or to another qualified plan, if a distributable event has occurred (such as attainment of age 59 1/2, severance from employment, death, disability, or qualified reservist distribution and circumstances allow). Our service center is available to assist you with any of your contract needs.

All other provisions of your Policy remain as stated in your Policy and prospectus.

       Please retain this Supplement with the current prospectus for your variable Policy issued by The Union Central Life Insurance Company.
          If you do not have a current prospectus, please contact Union
                           Central at 1-800-825-1551.